Exhibit 10.3

CERTAIN INFORMATION IDENTIFIED BY “[REDACTED]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

INTERCREDITOR AGREEMENT

Among

MEDICINE MAN TECHNOLOGIES, INC.,

THE OTHER GRANTORS PARTY HERETO,

CHICAGO ATLANTIC ADMIN, LLC,
as the Collateral Agent for the Convertible Notes Secured Parties,

GGG PARTNERS LLC,
as the Collateral Agent for the Credit Agreement Secured Parties,

COLORADO HEALTH CONSULTANTS LLC

STARBUDS AURORA LLC

SB ARAPAHOE LLC

STARBUDS Commerce CITY LLC

STARBUDS PUEBLO LLC

STARBUDS ALAMEDA LLC

CITI-MED, LLC

STARBUDS LOUISVILLE LLC

KEW LLC

LUCKY TICKET LLC

STARBUDS NIWOT LLC

LM MJC LLC

MOUNTAIN VIEW 44th LLC
as StarBuds Seller Secured Parties

NASER JOUDEH,
as the Collateral Agent for the StarBuds Seller Secured Parties

and

each Additional Agent from time to time party hereto

dated as of December 7, 2021

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT dated as of December 7, 2021 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), MEDICINE MAN TECHNOLOGIES, INC., a Nevada corporation (the “Company” or the “Borrower”), the other Grantors (as defined below) party hereto, Chicago Atlantic Admin LLC, as collateral agent for the Convertible Notes Secured Parties (as defined below) (in such capacity, the “Convertible Notes Collateral Agent”), GGG PARTNERS LLC, a Georgia limited liability company, as collateral agent for the Credit Agreement Secured Parties (as defined below)(in such capacity, the “Credit Agreement Collateral Agent”), COLORADO HEALTH CONSULTANTS LLC, a Colorado limited liability company (“Colorado Health”), STARBUDS AURORA LLC, a Colorado limited liability company (“Aurora”), SB ARAPAHOE LLC, a Colorado limited liability company (“Arapahoe”), STARBUDS COMMERCE CITY LLC, a Colorado limited liability company (“Commerce City”), STARBUDS PUEBLO LLC, a Colorado limited liability company (“Pueblo”), STARBUDS ALAMEDA LLC, a Colorado limited liability company (“Alameda”), CITI-MED, LLC, a Colorado limited liability company (“Citi-Med”), STARBUDS LOUISVILLE LLC, a Colorado limited liability company (“Louisville”), KEW LLC, a Colorado limited liability company (“Kew”), LUCKY TICKET LLC, a Colorado limited liability company (“Lucky Ticket”), STARBUDS NIWOT LLC, a Colorado limited liability company (“Niwot”), LM MJC LLC, a Colorado limited liability company (“LM MJC”), Mountain View 44th LLC, a Colorado limited liability company (“Mountain View”), Naser Joudeh, as Collateral Agent for the StarBuds Seller Secured Parties, and each Additional Agent that from time to time becomes a party hereto pursuant to Section 8.09.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Convertible Notes Collateral Agent (for itself and on behalf of the Convertible Notes Secured Parties), the Credit Agreement Collateral Agent (for itself and on behalf of the Credit Agreement Secured Parties), Colorado Health, Aurora, Arapahoe, Commerce City, Pueblo, Alameda, Louisville, Kew, Lucky Ticket, Niwot, LM MJC and Mountain View and each Additional Agent (for itself and on behalf of the Additional Secured Parties under the applicable Additional Debt Facility) agree as follows:

Article I

Definitions

Section 1.01.             Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the New York UCC. As used in this Agreement, the following terms have the meanings specified below:

“Additional Agent” means the collateral agent, administrative agent and/or trustee (as applicable) or any other similar agent or Person under any Additional Debt Documents, in each case, together with its successors in such capacity.

“Additional Debt” means any Indebtedness of the Borrower or any other Grantor (other than Convertible Notes Obligations, Credit Agreement Obligations and StarBuds Seller Obligations) secured by the Shared Collateral (or a portion thereof); provided, however, that, (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each Debt Facility and (ii) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof.

“Additional Debt Documents” means, with respect to any Additional Debt Obligations, the notes, credit agreements, indentures, security documents and other operative agreements evidencing or governing such Additional Debt Obligations and each other agreement entered into for the purpose of securing such Additional Debt Obligations.

“Additional Debt Facility” means each debt facility, credit agreement, indenture or other governing agreement with respect to any Additional Debt.

“Additional Debt Obligations” means, with respect to any Additional Debt, (a) all principal of, and interest, fees and other amounts (including, without limitation, any interest, fees, and expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Debt, (b) all other amounts payable to the related Additional Secured Parties under the related Additional Debt Documents and (c) any renewals or extensions of the foregoing.

“Additional Secured Parties” means, with respect to any Additional Debt Obligations, the holders of such Additional Debt Obligations, the Representative with respect thereto, any trustee or agent therefor under any related Additional Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any guarantor under any related Additional Debt Documents.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Alameda” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Alameda Collateral” means any “Collateral” as defined in any Alameda Collateral Documents or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Alameda Collateral Document as security for any Alameda Obligation.

“Alameda Collateral Documents” means the “Security Agreement” as defined in the Alameda Purchase Agreement and any related agreement or document referred to therein.

“Alameda Obligations” means the obligations under the Alameda Purchase Agreement secured by the Alameda Collateral Documents.

“Alameda Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Alameda, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“Alameda Security Agreement”, means the “Security Agreement” as defined in the Alameda Purchase Agreement.

“Arapahoe” has the meaning assigned to such term in the introductory paragraph of this Agreement

“Arapahoe Collateral” means any “Collateral” as defined in any Arapahoe Collateral Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Arapahoe Collateral Document as security for any Arapahoe Obligation.

“Arapahoe Collateral Documents” means the “Security Agreement” as defined in the Arapahoe Purchase Agreement and any related security agreement or documentations to therein.

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“Arapahoe Obligations” means the obligations under the Arapahoe Purchase Agreement secured by the Arapahoe Collateral Documents.

“Arapahoe Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Arapahoe, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“Arapahoe Security Agreement” means the “Security Agreement” as defined in the Arapahoe Purchase Agreement.

“Aurora” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Aurora Collateral” means any “Collateral” as defined in any Aurora Collateral Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Aurora Collateral Document as security for any Aurora Obligation.

“Aurora Collateral Documents” means the “Security Agreement” as defined the Aurora Purchase Agreement and any related security agreement or document referred to therein.

“Aurora Obligations” means the obligations under the Aurora Purchase Agreement secured by the Aurora Collateral Documents.

“Aurora Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Aurora, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“Aurora Security Agreement”, means the “Security Agreement” as defined in the Aurora Purchase Agreement.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any other federal, state, or foreign law for the relief of debtors, or any arrangement, reorganization, insolvency, moratorium, assignment for the benefit of creditors, any other marshalling of the assets or liabilities of the Borrower or any of its Subsidiaries, or similar law affecting creditors’ rights generally.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Citi-Med” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Citi-Med Collateral” means any “Collateral” as defined in any Citi-Med Collateral Documents or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Citi-Med Collateral Document as security for any Citi-Med Obligation.

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“Citi-Med Collateral Documents” means the “Security Agreement” as defined in the Citi-Med Purchase Agreement and any related security agreement or document referred to therein.

“Citi-Med Obligations” means the obligations under the Citi-Med Purchase Agreement secured by the Citi-Med Collateral Documents.

“Citi-Med Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Citi-Med, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“Citi-Med Security Agreement”, means the “Security Agreement” as defined in the Citi-Med Purchase Agreement.

“Class Debt” has the meaning assigned to such term in Section 8.09.

“Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Class Debt Representatives” has the meaning assigned to such term in Section 8.09.

“Collateral” means the Convertible Notes Collateral, the Credit Agreement Collateral, the Colorado Health Collateral, the Aurora Collateral, the Arapahoe Collateral, the Commerce City Collateral, the Pueblo Collateral, the Alameda Collateral, the Citi-Med Collateral, the Louisville Collateral, the Kew Collateral, the Lucky Ticket Collateral, the Niwot Collateral, the LM MJC Collateral and the Mountain View Collateral.

“Collateral Documents” means the Convertible Notes Collateral Documents, the Credit Agreement Collateral Documents, the Colorado Health Collateral Documents, the Aurora Collateral Documents, the Arapahoe Collateral Documents, the Commerce City Collateral Documents, the Pueblo Collateral, the Alameda Collateral, the Citi-Med Collateral, the Louisville Collateral, the Kew Collateral Documents, the Lucky Ticket Collateral Documents, the Niwot Collateral Documents, the LM MJC Collateral and the Mountain View Collateral.

“Colorado Health” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Colorado Health Collateral” means any “Collateral” as defined in any Colorado Health Collateral Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Colorado Health Collateral Document as security for any Colorado Health Obligation.

“Colorado Health Collateral Documents” means the “Security Agreement” as defined the Colorado Health Purchase Agreement and any related security agreement or document referred to therein.

“Colorado Health Obligations” means the obligations under the Colorado Health Purchase Agreement secured by the Colorado Health Collateral Documents.

“Colorado Health Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Colorado Health, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

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“Colorado Health Security Agreement”, means the “Security Agreement” as defined in the Colorado Health Purchase Agreement.

“Commerce City” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Commerce City Collateral” means any “Collateral” as defined in any Commerce City Collateral Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Commerce City Collateral Document as security for any Commerce City Obligation.

“Commerce City Collateral Documents” means the “Security Agreement” as defined the Commerce City Purchase Agreement and any related security agreement or document referred to therein.

“Commerce City Obligations” means the obligations under the Commerce City Purchase Agreement secured by the Commerce City Collateral Documents.

“Commerce City Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Commerce City, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“Commerce City Security Agreement”, means the “Security Agreement” as defined in the Commerce City Purchase Agreement.

“Convertible Notes Collateral” means any “Collateral” as defined in any Convertible Notes Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Convertible Notes Collateral Document as security for any Convertible Notes.

“Convertible Notes Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Convertible Notes Collateral Documents” means the “Security Documents” as defined in the Convertible Notes Indenture.

“Convertible Notes Documents” means the “Note Documents” as defined in the Convertible Notes Indenture.

“Convertible Notes Obligations” means the “Note Obligations” as defined in the Convertible Notes Indenture.

“Convertible Notes Indenture” means the Indenture dated as of the date hereof among the Borrower, the Guarantors named therein, Ankura Trust Company, LLC, as Trustee, and the Convertible Notes Collateral Agent (as the same may be amended, restated or modified from time to time).

“Convertible Notes Secured Parties” means the “Secured Parties” as defined in the Convertible Notes Indenture.

“Convertible Notes Security Agreement” means the “Security Agreement” as defined in the Convertible Notes Indenture.

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“Credit Agreement” means the Loan Agreement by and among the Credit Agreement Companies, as Borrowers, SHWZ Altmore, LLC, as Lender, and GGG Partners LLC, as Collateral Agent, dated as of February 26, 2021 as amended.

“Credit Agreement Collateral” means any “Collateral” as defined in any Credit Agreement Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Credit Agreement Collateral Document as security for any Credit Agreement Obligations.

“Credit Agreement Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Credit Agreement Collateral Documents” means the “Security Documents” as defined in the Credit Agreement.

“Credit Agreement Companies” means Mesa Organics Ltd., Mesa Organics II LTD, Mesa Organics III LTD, Mesa Organics IV Ltd, SCG Holding, LLC, and PBS Holdco LLC.

“Credit Agreement Documents” means the “Loan Documents” as defined in the Credit Agreement.

“Credit Agreement Obligations” means the “Obligations” as defined in the Credit Agreement.

“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement Security Agreement.

“Credit Agreement Security Agreement” means the “Security Agreement” as defined in the Credit Agreement.

“Debt Facility” means any of the Convertible Notes Indenture and the Note Documents (as defined in the Convertible Notes Indenture), the Credit Agreement and the Loan Documents (as defined in the Credit Agreement), the Colorado Health Purchase Agreement, the Aurora Purchase Agreement, the Arapahoe Purchase Agreement, the Commerce City Purchase Agreement, the Pueblo Purchase Agreement, the Alameda Purchase Agreement, the Citi-Med Purchase Agreement, the Louisville Purchase Agreement, the KEW Purchase Agreement, the Lucky Ticket Purchase Agreement, the Niwot Purchase Agreement, the LM MJC Purchase Agreement, the Mountain View Purchase Agreement and any Additional Debt Facility and any Collateral Document relating to any of the foregoing.

“DIP Financing” has the meaning assigned to such term in Section 6.03.

“Discharge” means, with respect to any Debt Facility, the date on which such Debt Facility or Obligations thereunder, as the case may be, have been Paid in Full and are no longer secured by any of the Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Enforcement Date” means, with respect to any Representative whose Obligations are secured by a junior lien on any item of Shared Collateral, the date which is 180 days after the occurrence of both (i) an Event of Default (under and as defined in the Debt Facility for which such Representative has been named as Representative) and (ii) each other Representative’s receipt of written notice from such Representative that (x) an Event of Default under and as defined in the Debt Facility for which such Representative has been named as Representative has occurred and is continuing and (y) all of the outstanding Obligations relating to such Debt Facility are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Debt Facility; provided that the Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the Representative whose obligations are secured by the senior Lien on such item of Shared Collateral has commenced and is diligently pursuing any enforcement action with respect to any such item of Shared Collateral or (2) at any time any Grantor is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

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“Grantors” means the Borrower and each other Subsidiary of the Borrower which has granted a security interest pursuant to any Collateral Document to secure any Secured Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto.

“Indebtedness” of any Person at any date, without duplication, means (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than (i) trade payables and accrued expenses incurred in the ordinary course of business and (ii) any earn-out, purchase price adjustment, or similar obligation until such obligation appears in the liabilities section of the balance sheet of such Person), (c) all obligations of such Person evidenced by notes, bonds, debentures, or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person to purchase, redeem, retire, defease, or otherwise make any payment in respect of any equity interests in such Person or any other Person or any warrants, rights, or options to acquire such equity interests, valued, in the case of redeemable preferred interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, or similar facilities in respect of obligations of the kind referred to in subsections (a) through (e) of this definition, (g) all guaranty obligations of such Person in respect of obligations of the kind referred to in subsections (a) through (f) above, (h) all obligations secured by (or which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (i) all debt of any partnership, unlimited liability company, or unincorporated joint venture in which such Person is a general partner, member, or a joint venturer, respectively (unless such Indebtedness is expressly made non-recourse to such Person).

“Insolvency or Liquidation Proceeding” means:

(1)       any case commenced by or against the Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)       any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3)       any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

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“Intellectual Property” means “Intellectual Property” as defined in the Convertible Notes Indenture.

“Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex III hereof required to be delivered by the Additional Agent to parties hereto pursuant to Section 8.09 hereof in order to include an Additional Debt Facility hereunder and to become the Representative hereunder for the Additional Secured Parties, under such Debt Facility.

“Junior Obligations” means, with respect to any item of Shared Collateral, Secured Obligations that are secured by a junior ranking Lien on such item of Shared Collateral pursuant to Section 2.01.

“Junior Representatives” means, with respect to any item of Shared Collateral, the Representatives of the Secured Parties whose Secured Obligations are secured by a junior ranking Lien on such item of Shared Collateral pursuant to Section 2.01.

“Junior Secured Party” means, with respect to any item of Shared Collateral, a Secured Party whose Secured Obligations are secured by a junior ranking Lien on such item of Shared Collateral pursuant to Section 2.01.

“Kew” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Kew Collateral” means any “Collateral” as defined in any Kew Collateral Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Kew Collateral Document as security for any Kew Obligation.

“Kew Collateral Documents” means the “Security Agreement” as defined the Kew Purchase Agreement and any related security agreement or document referred to therein.

“Kew Obligations” means the obligations under the Kew Purchase Agreement secured by the Kew Collateral Documents.

“Kew Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Kew, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“Kew Security Agreement” means the “Security Agreement” as defined in the Kew Purchase Agreement.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Louisville” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Louisville Collateral” means any “Collateral” as defined in any Louisville Collateral Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Louisville Collateral Document as security for any Louisville Obligation.

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“Louisville Collateral Documents” means the “Security Agreement” as defined the Louisville Purchase Agreement and any related security agreement or document referred to therein.

“Louisville Obligations” means the obligations under the Louisville Purchase Agreement secured by the Louisville Collateral Documents.

“Louisville Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Louisville, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“Louisville Security Agreement”, means the “Security Agreement” as defined in the Louisville Purchase Agreement.

“LM MJC” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“LM MJC Collateral” means any “Collateral” as defined in any LM MJC Collateral Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to LM MJC Collateral Document as security for any LM MJC Obligation.

“LM MJC Collateral Documents” means the “Security Agreement” as defined the LM MJC Purchase Agreement and any related security agreement or document referred to therein.

“LM MJC Obligations” means the obligations under the LM MJC Purchase Agreement secured by the LM MJC Collateral Documents.

“LM MJC Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among LM MJC, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“LM MJC Security Agreement”, means the “Security Agreement” as defined in the LM MJC Purchase Agreement.

“Lucky Ticket” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Lucky Ticket Collateral” means any “Collateral” as defined in any Lucky Ticket Collateral Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Lucky Ticket Collateral Document as security for any Lucky Ticket Obligation.

“Lucky Ticket Collateral Documents” means the “Security Agreement” as defined the Lucky Ticket Purchase Agreement and any related security agreement or document referred to therein.

“Lucky Ticket Obligations” means the obligations under the Lucky Ticket Purchase Agreement secured by the Lucky Ticket Collateral Documents.

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“Lucky Ticket Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Lucky Ticket, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“Lucky Ticket Security Agreement”, means the “Security Agreement” as defined in the Lucky Ticket Purchase Agreement.

“Mountain View” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Mountain View Collateral” means any “Collateral” as defined in any Mountain View Collateral Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Mountain View Collateral Document as security for any Mountain View Obligation.

“Mountain View Collateral Documents” means the “Security Agreement” as defined the Mountain View Purchase Agreement and any related security agreement or document referred to therein.

“Mountain View Obligations” means the obligations under the Mountain View Purchase Agreement secured by the Mountain View Collateral Documents.

“Mountain View Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Mountain View, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“Mountain View Security Agreement”, means the “Security Agreement” as defined in the Mountain View Purchase Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Niwot” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Niwot Collateral” means any “Collateral” as defined in any Niwot Collateral Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Niwot Collateral Document as security for any Niwot Obligation.

“Niwot Collateral Documents” means the “Security Agreement” as defined the Niwot Purchase Agreement and any related security agreement or document referred to therein.

“Niwot Obligations” means the obligations under the Niwot Purchase Agreement secured by the Niwot Collateral Documents.

“Niwot Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Niwot, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“Niwot Security Agreement”, means the “Security Agreement” as defined in the Niwot Purchase Agreement.

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“Obligations” means Convertible Notes Obligations, Credit Agreement Obligations, StarBuds Seller Obligations or Additional Debt Obligations, as the case, may be.

“Officer’s Certificate” has the meaning assigned to such term in Section 8.08.

“Paid in Full” means that, with respect to the relevant Obligations (a) all of such Obligations (other than contingent obligations or indemnification obligations for which no underlying claim has been asserted) have been paid, performed, or discharged in full (with all such Obligations consisting of monetary or payment obligations having been paid in full in cash); (b) no Person has any further right to obtain any loans, letters of credit, or other extensions of credit under the Debt Facility pursuant to which such Obligations arise; and (c) any and all letters of credit or similar instruments issued under such documents have been cancelled and returned (or backed by stand-by guarantees or cash collateralized) in accordance with the terms of such documents.

“Permitted Junior Securities” means any securities of the Company that are (i) equity securities or (ii) subordinated in right of payment to all unsubordinated Indebtedness of the Company that may at the time be outstanding and shall not be entitled to the benefits of covenants or defaults materially more beneficial to the holders of such securities than those in effect with respect to any unsubordinated Indebtedness of the Company that may at the time be outstanding and (c) such securities shall not provide for amortization (including sinking fund and mandatory prepayment provisions) commencing prior to the date six months following the final scheduled maturity date of any unsubordinated Indebtedness of the Company that may at the time be outstanding.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, governmental authority, or other entity.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, plan of arrangement, agreement for composition, or other type of dispositive restructuring plan proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Priority Convertible Notes Collateral” means all property and assets of the Borrower and each other Grantor, whether acquired prior to, on or after the date of this Agreement, other than Priority Credit Agreement Collateral and Priority StarBuds Seller Collateral.

“Priority Credit Agreement Collateral” means the property and assets of the Credit Agreement Companies (regardless of the time of acquisition of any such property or asset).

“Priority StarBuds Seller Collateral” means (a) any property or asset included in this StarBuds Seller Collateral acquired on or prior to the date of this Agreement (and any replacement thereof even if acquired after the date of this Agreement), (b) any property or asset located at the StarBuds Seller Sold Stores and (c) the proceeds of any property or asset described in clause (a) or (b) of this definition.

“Proceeds” means the proceeds of any sale, collection or other liquidation of any item of Shared Collateral, any payment or distribution made in respect of such item of Shared Collateral in an Insolvency or Liquidation Proceeding and any amounts received by any Representative or any Secured Party from any other Secured Party in respect of such item of Shared Collateral pursuant to this Agreement.

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“Pueblo” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Pueblo Collateral” means any “Collateral” as defined in any Pueblo Collateral Document or any other assets of the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to Pueblo Collateral Document as security for any Pueblo Obligation.

“Pueblo Collateral Documents” means the “Security Agreement” as defined the Pueblo Purchase Agreement and any related security agreement or document referred to therein.

“Pueblo Obligations” means the obligations under the Pueblo Purchase Agreement secured by the Pueblo Collateral Documents.

“Pueblo Purchase Agreement” means that certain Asset Purchase Agreement dated June 5, 2020, among Pueblo, the Company, SBUD and the other parties thereto (as the same may be amended, restated or modified from time to time).

“Pueblo Security Agreement”, means the “Security Agreement” as defined in the Pueblo Purchase Agreement.

“Purchase Event” has the meaning assigned to such term in Section 5.03.

“Recovery” has the meaning assigned to such term in Section 6.04.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other Indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such Indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Representative” means the Convertible Notes Collateral Agent, the Credit Agreement Collateral Agent, the applicable StarBuds Seller Secured Party (or the StarBuds Collateral Agent) or the applicable Additional Agent, as the case may be.

“SBUD” means SBUD LLC, a Colorado limited liability company.

“SEC” means the United States Securities and Exchange Commission and any successor agency thereto.

“Secured Obligations” means the Convertible Notes Obligations, the Credit Agreement Obligations, the StarBuds Seller Obligations and any Additional Debt Obligations; provided that no obligations relating to Indebtedness incurred after the date of this Agreement in violation of any Debt Facility shall be a “Secured Obligation” for purposes of this Agreement.

“Secured Parties” means the Convertible Notes Secured Parties, the Credit Agreement Secured Parties, the StarBuds Seller Secured Parties and any Additional Secured Parties.

“Senior Obligations” means, with respect to any item of Shared Collateral, the Obligations secured by the senior ranking Lien on such item of Shared Collateral pursuant to Section 2.01.

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“Senior Representative” means, with respect to any item of Shared Collateral, the Representative of the Secured Parties whose Secured Obligations are secured by the senior ranking Lien on such Shared Collateral pursuant to Section 2.01.

“Senior Secured Party” means, with respect to any item of Shared Collateral, a Secured Party whose Secured Obligations are secured by the senior ranking Lien on such Shared Collateral pursuant to Section 2.01.

“Shared Collateral” means, at any time, Collateral in which the holders of Convertible Notes Obligations and the holders of either Credit Agreement Obligations, Star Buds Seller Obligations or Additional Debt Obligations hold a security interest at such time.

“StarBuds Seller Obligations” means, collectively, Colorado Health Obligations, Aurora Obligations, Arapahoe Obligations, Commerce City Obligations, Pueblo Obligations, Alameda Obligations, Citi-Med Obligations, Louisville Obligations, Kew Obligations, Lucky Ticket Obligations, Niwot Obligations, LM MJC Obligations and Mountain View Obligations.

“StarBuds Seller Collateral” means, the Colorado Health Collateral, the Aurora Collateral, the Arapahoe Collateral, the Commerce City Collateral, the Pueblo Collateral, the Alameda Collateral, the Citi-Med Collateral, the Louisville Collateral, the Kew Collateral, the Lucky Ticket Collateral, the Niwot Collateral, the LM MJC Collateral and the Mountain View Collateral. For the avoidance of doubt, the StarBuds Seller Collateral means all of the personal property and other assets of the Company and SBUD; provided (a) the StarBuds Seller Collateral does not include any (i) regulatory licenses or (ii) marijuana products, including marijuana flower, trim, concentrate or infused product (“Marijuana Inventory”), in each case, with respect to which the grant or enforcement of a security interest on such regulatory licenses or Marijuana Inventory to the StarBuds Seller Secured Parties is prohibited by, or would result in the violation of, applicable State of Colorado cannabis laws or the terms of any regulatory license; and (b) the foregoing clause (a) will in no way be construed so as to limit, impair or otherwise affect the security interest upon any rights or interests of the StarBuds Seller Security Parties in or to proceeds resulting from the regulatory license or Marijuana Inventory.

“StarBuds Seller Collateral Documents” means, the Colorado Health Collateral Documents, the Aurora Collateral Documents, the Arapahoe Collateral Documents, the Commerce City Collateral Documents, the Pueblo Collateral Documents, the Alameda Collateral Documents, the Citi-Med Collateral Documents, the Louisville Collateral Documents, the Kew Collateral Documents, the Lucky Ticket Collateral Documents, the Niwot Collateral Documents, the LM MJC Collateral Documents and the Mountain View Collateral Documents.

“StarBuds Seller Secured Party” means, each of Colorado Health, Aurora, Arapahoe, Commerce City, Pueblo, Alameda, Citi-Med, Louisville, Kew, Lucky Ticket, Niwot, LM MJC and Mountain View.

“StarBuds Seller Sold Stores” means each of the stores located at 5238 W 44th Ave., Denver, CO 80212, (b) 7521 Ute Highway, Longmont, CO 80503, (c) 6924 N 79th Street, Niwot, CO 80503, (d) 1451 Cortez Street, Unit A, Denver, CO 80221 a/k/a 1455 Cortez Street, Unit A, Denver, CO 80221, (e) 9000 Unit B Federal Blvd., Federal Heights, CO 80260, (f) 1156 W Dillon Road #3, Louisville, CO 80027, (g) 1640 East Evans Avenue, Denver, CO 80210, (h) 4228 N. York St. #101, Denver, CO 80216, (i) 428 S McCulloch Blvd., Building A., Pueblo West, CO 81007, (j) 4305 Thatcher Ave., Pueblo, CO 81005, (k) 5844 Dahlia Street, Commerce City, CO 80022, (l) 14655 E, Arapahoe Rd., Aurora, CO 80016, (m) 1408 Del Mar Parkway, Units D1 & D2, Aurora, CO 80010, (n) 10100 Montview Blvd., Aurora, CO 80010, and (o) 4690 N Brighton Blvd., Denver, CO 80216.

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“Uniform Commercial Code” or “UCC” means the New York UCC, or the Uniform Commercial Code (or any similar or comparable legislation) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

Section 1.02.             Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

Article II

Priorities and Agreements with Respect to Shared Collateral

Section 2.01.             Subordination.

(a)                Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Convertible Notes Collateral Agent or any Convertible Notes Secured Parties on any Priority StarBuds Seller Collateral that is Shared Collateral or of any Liens granted to any StarBuds Seller Secured Parties on any Priority StarBuds Seller Collateral that is Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Debt Facility or any other circumstance whatsoever, the Convertible Notes Collateral Agent, on behalf of itself and each Convertible Notes Secured Party, hereby agrees that any Lien on any Priority StarBuds Seller Collateral that is Shared Collateral securing or purporting to secure any StarBuds Seller Obligations now or hereafter held by or on behalf of any StarBuds Seller Secured Parties or agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on any Priority StarBuds Seller Collateral that is Shared Collateral securing or purporting to secure any Convertible Notes Obligations; and any Lien on the Shared Collateral securing or purporting to secure any Convertible Notes Obligations now or hereafter held by or on behalf of any Convertible Notes Secured Parties or the Convertible Notes Collateral Agent or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on any StarBuds Seller Collateral that is Shared Collateral securing any StarBuds Seller Obligations. All Liens on any Priority StarBuds Seller Collateral that is Shared Collateral securing any StarBuds Seller Obligations shall be and remain senior in all respects and prior to all Liens on any Priority StarBuds Seller Collateral that is Shared Collateral securing any Convertible Notes Obligations for all purposes, whether or not such Liens securing any Priority StarBuds Seller Obligations are subordinated to any Lien securing or purporting to secure any other obligation of the Borrower, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed. The Credit Agreement Collateral Agent, on behalf of itself and the other Credit Agreement Secured Parties acknowledges and agrees that it and they do not have any Lien and shall not assert any Lien on or against any StarBuds Seller Collateral.

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(b)                Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Convertible Notes Collateral Agent or any Convertible Notes Secured Parties on any Priority Credit Agreement Collateral that is Shared Collateral or of any Liens granted to any Credit Agreement Collateral Agent or the Credit Agreement Secured Parties on any Priority Credit Agreement Collateral that is Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Convertible Notes Document or any Credit Agreement Document or any other circumstance whatsoever, the Convertible Notes Collateral Agent, on behalf of itself and each Convertible Notes Secured Party, hereby agrees that any Lien on any Priority Credit Agreement Collateral that is Shared Collateral securing or purporting to secure any Credit Agreement Obligations now or hereafter held by or on behalf of any Credit Agreement Secured Parties or the Credit Agreement Collateral Agent or agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on any Priority Credit Agreement Collateral that is Shared Collateral securing or purporting to secure any Convertible Notes Obligations; and any Lien on the Shared Collateral securing or purporting to secure any Convertible Notes Obligations now or hereafter held by or on behalf of any Convertible Notes Secured Parties or the Convertible Notes Collateral Agent or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on any Priority Credit Agreement Collateral that is Shared Collateral securing Credit Agreement Obligations. All Liens on any Priority Credit Agreement Collateral that is Shared Collateral securing any Credit Agreement Obligations shall be and remain senior in all respects and prior to all Liens on any Priority Credit Agreement Collateral that is Shared Collateral securing any Convertible Notes Obligations for all purposes, whether or not such Liens securing any Credit Agreement Obligations are subordinated to any Lien securing or purporting to secure any other obligation of the Borrower, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

(c)                Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Credit Agreement Collateral Agent, any Credit Agreement Secured Parties or any StarBuds Seller Secured Parties on any Priority Convertible Notes Collateral that is Shared Collateral or of any Liens granted to any Convertible Notes Collateral Agent or the Convertible Notes Secured Parties on any Priority Convertible Notes Collateral that is Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Credit Agreement Document, StarBuds Seller Collateral Documents or any Convertible Notes Document or any other circumstance whatsoever, the Credit Agreement Collateral Agent, on behalf of itself and each Credit Agreement Secured Party, and each StarBuds Seller Secured Party hereby agrees that any Lien on any Priority Convertible Notes Collateral that is Shared Collateral securing or purporting to secure any Convertible Notes Obligations now or hereafter held by or on behalf of any Convertible Notes Secured Parties or the Convertible Notes Collateral Agent or agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on any Priority Convertible Notes Collateral that is Shared Collateral securing or purporting to secure any Credit Agreement Obligations or any StarBuds Seller Obligations; and any Lien on any Priority Convertible Notes Collateral that is Shared Collateral securing or purporting to secure any Credit Agreement Obligations or StarBuds Seller Obligations now or hereafter held by or on behalf of the Credit Agreement Secured Parties, the Credit Agreement Collateral Agent or the StarBuds Seller Secured Parties or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on any Priority Convertible Notes Collateral that is Shared Collateral securing Convertible Notes Obligations. All Liens on any Priority Convertible Notes Collateral that is Shared Collateral securing any Convertible Notes Obligations shall be and remain senior in all respects and prior to all Liens on any Priority Convertible Notes Collateral that is Shared Collateral securing any Credit Agreement Obligations or StarBuds Seller Obligations for all purposes, whether or not such Liens securing any Convertible Notes Obligations are subordinated to any Lien securing or purporting to secure any other obligation of the Borrower, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

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Section 2.02.             Nature of Senior Lender Claims. Each Representative, on behalf of itself and each Secured Party under its Debt Facility, and each other Secured Party hereto acknowledges that (a) the terms of the Debt Facilities and the Obligations may be amended, supplemented or otherwise modified, and the Obligations, or a portion thereof, may be Refinanced from time to time (so long such action is permitted under all other Debt Facilities at such time) and (b) the aggregate amount of the Obligations may be increased in the manner permitted under all Debt Facilities at such time, without notice to or consent by to any Representative or Secured Party and without affecting the provisions hereof. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, supplement or other modification of the Obligations or any portion thereof. As between the Borrower and the other Grantors and the Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Borrower and the Grantors contained in any Debt Facility with respect to the incurrence of additional Obligations.

Section 2.03.             Prohibition on Contesting Liens. Each Representative, for itself and on behalf of each Secured Party under its Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, allowability, priority or enforceability of any Lien securing, or the allowability or value of any claims asserted with respect to, any Obligations held (or purported to be held) by or on behalf of any of the Secured Parties or any Representative or other agent or trustee therefor in any Shared Collateral.

Article III

Enforcement

Section 3.01.             Exercise of Remedies.

(a)                So long as the Discharge of Senior Obligations with respect to any item of Shared Collateral has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, (i) neither any Junior Representative nor any Junior Secured Party with respect to such item of Shared Collateral will (x) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to such item of Shared Collateral in respect of any Junior Obligations with respect to such item of Shared Collateral, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to such item of Shared Collateral by the Senior Representative or any such Senior Secured Party in respect of such Senior Obligations, the exercise of any right by such Senior Representative or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of such Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which such Senior Representative or any such Senior Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to such item of Shared Collateral under its Debt Facility or otherwise in respect of the such item of Shared Collateral or such Senior Obligations, or (z) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise

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of any rights or remedies relating to such item of Shared Collateral in respect of such Senior Obligations and (ii) except as otherwise provided herein, such Senior Representative and such Senior Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff, recoupment, and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to such item of Shared Collateral without any consultation with or the consent of any Junior Representative or any Junior Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, any such Junior Representative may file a claim, proof of claim, or statement of interest with respect to such Junior Obligations under its Debt Facility, (B) any such Junior Representative may take any action (not adverse to the Liens on such item of Shared Collateral securing such Senior Obligations or the rights of such Senior Representative or such Senior Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, such item of Shared Collateral, (C) to the extent not otherwise inconsistent with or prohibited by this Agreement, any such Junior Representative and such Junior Secured Parties may exercise their rights and remedies as unsecured creditors, as provided in Section 5.04, (D) any such Junior Representative may vote on a proposed Plan of Reorganization in any Insolvency or Liquidation Proceeding of the Borrower or any other Grantor in accordance with the terms of this Agreement, (E) any such Junior Representative and such Junior Secured Parties may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of such Junior Secured Parties, including any claims secured by such item of Shared Collateral, in each case in accordance with the terms of this Agreement and (F) from and after the Enforcement Date, such Junior Representative or any person authorized by it may exercise or seek to exercise any rights or remedies with respect to such item of Shared Collateral in respect of any such Junior Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), in each case (A) through (F) above to the extent such action is not inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement. In exercising rights and remedies with respect to the any item of Shared Collateral, the Senior Representative and the Senior Secured Parties with respect to such item of Shared Collateral may enforce the provisions of the Debt Facilities and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of such item of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)                So long as the Discharge of Senior Obligations with respect to an item of Shared Collateral has not occurred, each Junior Representative, on behalf of itself and each Junior Secured Party under its Debt Facility with respect to such item of Shared Collateral, agrees that it will not take or receive any such item of Shared Collateral or any Proceeds of such item of Shared Collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any such item of Shared Collateral in respect of Junior Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Obligations with respect to any item of Shared Collateral has occurred, except as expressly provided in the proviso in Section 3.01(a) and in Article VI, the sole right of the Junior Representatives and the Junior Secured Parties with respect to such item of Shared Collateral is to hold a Lien on such item of Shared Collateral in respect of Junior Obligations pursuant to their Debt Facilities for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations with respect to such item of Shared Collateral has occurred.

(c)                Subject to the proviso in Section 3.01(a), (i) each Junior Representative, for itself and on behalf of each Junior Secured Party under its Debt Facility, agrees that neither such Junior Representative nor any such Junior Secured Party will take any action that would hinder any exercise of remedies undertaken by the Senior Representative with respect to any item of Shared Collateral or any Senior Secured Party with respect to such item of Shared Collateral under the their Debt Facilities, including any sale, lease, exchange, transfer or other disposition of such item of Shared Collateral, whether by foreclosure or otherwise, and (ii) each Junior Representative, for itself and on behalf of each Junior Secured Party under its Debt Facility, hereby waives any and all rights it or any such Junior Secured Party may have as a junior lien creditor or otherwise to object to any lawful manner in which the Senior Representative or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any such item of Shared Collateral, regardless of whether any action or failure to act by or on behalf of the Senior Representative or any other Senior Secured Party is adverse to the interests of the Junior Secured Parties.

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(d)                Each Junior Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Debt Facility shall be deemed to restrict in any way the rights and remedies of the Senior Representative or the Senior Secured Parties with respect to such item of Shared Collateral as set forth in this Agreement and the Debt Facilities.

(e)                Subject to the proviso in Section 3.01(a), until the Discharge of Senior Obligations with respect to any item of Shared Collateral, the Senior Representative or any Person authorized by it (i) shall have the exclusive right to exercise any right or remedy with respect to such item of Shared Collateral, (ii) shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto, and (iii) may exercise any such right or remedy (1) in any manner in its sole discretion in compliance with applicable law, (2) without consultation with or the consent of any Junior Representative or any Junior Secured Party, (3) regardless of whether an Insolvency or Liquidation Proceeding has been commenced, (4) regardless of any provision of any Debt Facility (other than the Debt Facility pursuant to which such Senior Obligations relate), and (5) regardless of whether such exercise is adverse to the interest of any Junior Representative or any Junior Secured Party. Following the Discharge of Senior Obligations with respect to any item of Shared Collateral, the Junior Representative or any Person authorized by it shall have the exclusive right to exercise any right or remedy with respect to such item of Shared Collateral and shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Junior Secured Parties with respect to such item of Shared Collateral, or of exercising or directing the exercise of any trust or power conferred on the Junior Representative, or for the taking of any other action authorized by the applicable Debt Facilities; provided, however, that nothing in this Section shall impair the right of any Junior Representative or other agent or trustee acting on behalf of the Junior Secured Parties to take such actions with respect to such item of Collateral after the Discharge of such Senior Obligations.

Section 3.02.             Cooperation. Subject to the proviso in Section 3.01(a), each Junior Representative, on behalf of itself and each Junior Secured Party under its Debt Facility, agrees that, unless and until the Discharge of Senior Obligations with respect to any item of Shared Collateral has occurred, it will not commence, or join with any Person (other than the Senior Secured Parties and the Senior Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in such item of Shared Collateral in respect of the Junior Obligations.

Section 3.03.             Actions upon Breach. Should any Junior Representative or any Junior Secured Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to an item of Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, the Senior Representative or other Senior Secured Party (in its or their own name or in the name of the Borrower or any other Grantor) or the Borrower may obtain relief against such Junior Representative or such Junior Secured Party by injunction, specific performance or other appropriate equitable relief. Each Junior Representative, on behalf of itself and each Junior Secured Party under its Debt Facility, hereby (i) agrees that the Senior Secured Parties’ damages from the actions of the Junior Representatives or any Junior Secured Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Borrower, any other Grantor or the Senior Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Senior Representative or any Senior Secured Party.

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Article IV

Payments

Section 4.01.             Application of Proceeds. After an event of default under any Debt Facility for a Senior Obligation with respect to an item of Shared Collateral has occurred and until such event of default is cured or waived, so long as the Discharge of such Senior Obligations has not occurred, such item of Shared Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such item of Shared Collateral upon the exercise of remedies shall be applied by the Senior Representative to such Senior Obligations until the Discharge of such Senior Obligations has occurred. Upon the Discharge of such Senior Obligations, the Senior Representative shall deliver promptly to the Junior Representative any such item of Shared Collateral or Proceeds thereof remaining after the Discharge of such Senior Obligations held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Junior Representative to the Junior Obligations with respect to such item of Collateral in such order as specified in the relevant Debt Facility.

Section 4.02.             Payments Over. Any item of Shared Collateral or Proceeds thereof received by any Junior Representative or any Junior Secured Party with respect to such item of Shared Collateral in connection with the exercise of any right or remedy (including setoff or recoupment) or otherwise relating to such item of Shared Collateral in contravention of this Agreement shall be segregated and held in trust for the benefit of and forthwith paid over to the Senior Representative with respect to such item of Shared Collateral for the benefit of the Senior Secured Parties with respect to such item of Shared Collateral in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Senior Representative is hereby authorized to make any such endorsements as agent for such Junior Representatives or any such Junior Secured Party. This authorization is coupled with an interest and is irrevocable.

Section 4.03.        Other Payment Restrictions.

(a)                Each Junior Representative and Junior Secured Party hereby instructs each of the Credit Agreement Companies not to pay, and agrees not to accept payment of, or assert, demand, sue for or seek to enforce against any of the Credit Agreement Companies, by setoff or otherwise, until the Credit Agreement Obligations have been Discharged or as otherwise permitted in this Intercreditor Agreement. Notwithstanding the foregoing, so long as no Event of Default (under and as defined in the Credit Agreement Documents) shall have occurred or will occur as a result of such payments, the Credit Agreement Companies shall be entitled to make, and the relevant Junior Representative and Junior Secured Parties shall be entitled to receive, regularly scheduled payments of principal and interest from whatever source at the time and in the manner provided in the Debt Facility to which such Junior Obligations relate. For the avoidance of doubt, upon the occurrence of an Event of Default (under and as defined in the Credit Agreement Documents), all payments to any Junior Representative or Junior Secured Party from any of the Credit Agreement Companies shall be prohibited until Discharge of the Credit Agreement Obligations.

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(b)                Each Junior Representative and Junior Secured Party agrees to receive and hold in trust for and promptly turn over to the Credit Agreement Collateral Agent, in the form received (except for the endorsement or assignment by such Junior Representative and/or Junior Secured Party where necessary), any sums at any time paid to, or received by, any Junior Representative or Junior Secured Party in violation of the terms of this Section 4.03 and to reimburse the Credit Agreement Collateral Agent and the Credit Agreement Secured Parties for all costs, including reasonable attorney’s fees, incurred by the Credit Agreement Collateral Agent and/or the Credit Agreement Secured Parties in the course of collecting said sums should such Junior Representative and/or Junior Secured Party fail to voluntarily turn the same over to the Credit Agreement Collateral Agent as herein required.

Article V

Other Agreements

Section 5.01.             Releases.

(a)                Each Junior Representative, for itself and on behalf of each Junior Secured Party under its Debt Facility, with respect to an item of Shared Collateral agrees that, in the event of a sale, transfer or other disposition of any such item of Shared Collateral (including all or substantially all of the equity interests of any subsidiary of Borrower) pursuant to exercise of remedies in accordance with the Debt Facility of the Senior Representative with respect to such item of Shared Collateral and this Agreement, the Liens granted to the Junior Representatives and the Junior Secured Parties upon such Shared Collateral to secure Junior Obligations shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure Senior Obligations. Upon delivery to a Junior Representative of written notice stating that any such termination and release of such Liens securing such Senior Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to such Junior Secured Parties and such Junior Representative) and any necessary or proper instruments of termination or release prepared by the Borrower or any other Grantor, such Junior Representative will promptly execute, deliver or acknowledge, at the Borrower’s or the other Grantor’s sole cost and expense, such instruments to evidence such termination and release of such Liens.

(b)                Each Junior Representative, for itself and on behalf of each Junior Secured Party under its Debt Facility, with respect to an item of Shared Collateral hereby irrevocably constitutes and appoints the Senior Representative and any officer or agent of each Senior Representative, with respect to such item of Shared Collateral with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Junior Representative or such Junior Secured Party or in such Senior Representative’s own name, from time to time in such Senior Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

(c)                Unless and until the Discharge of Senior Obligations with respect to an item of Shared Collateral has occurred, each Junior Representative, for itself and on behalf of each Junior Secured Party under its Debt Facility, with respect to such item of Shared Collateral, hereby consents to the application, whether prior to or after an event of default under any Debt Facility with respect to such Senior Obligations, of proceeds of such item of Shared Collateral to the repayment of such Senior Obligations pursuant to the Debt Facility, provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Junior Representative or the Junior Secured Parties to receive proceeds in connection with the Junior Obligations not otherwise in contravention of this Agreement.

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(d)                Notwithstanding anything to the contrary in any Debt Facility, in the event the terms of a Debt Facility with respect to the Senior Obligations with respect to an item of Shared Collateral and a Debt Facility with respect to Junior Obligations with respect to such item of Shared Collateral each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any item of Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both any Designated Senior Representative and any Junior Representative or Junior Secured Party, such Grantor may, until the applicable Discharge of Senior Obligations has occurred, comply with such requirement under the Debt Facility with respect to the Junior Obligations as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Senior Representative.

Section 5.02.             Insurance and Condemnation Awards. Unless and until the Discharge of Senior Obligations with respect to any item of Shared Collateral has occurred, the Senior Representative and the Senior Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under any Debt Facility, (a) to adjust settlement for any insurance policy covering such item of Shared Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting such item of Shared Collateral. Unless and until the Discharge of Senior Obligations with respect to such item of Shared Collateral has occurred, all proceeds of any such policy and any such award, if in respect of such item of Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Obligations, to the Senior Representative for the benefit of Senior Secured Parties pursuant to the terms of the Debt Facility with respect to such Senior Obligations, (ii) second, after the occurrence of the Discharge of such Senior Obligations, to the Junior Representative for the benefit of the Junior Secured Parties pursuant to the terms of the applicable Debt Facility governing such Junior Obligations and (iii) third, if no Junior Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Junior Representative or any Junior Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Representative in accordance with the terms of Section 4.02.

Section 5.03.        Purchase Right. Without prejudice to the enforcement of the Senior Secured Parties’ remedies in accordance with their Debt Facilities and this Agreement, the Credit Agreement Secured Parties and the StarBuds Secured Parties agree that following (a) the acceleration of the Senior Obligations of the Credit Agreement Secured Parties or the StarBuds Secured Parties in accordance with terms of their respective Debt Facilities or (b) the commencement of an Insolvency or Liquidation Proceeding by any Grantor that owns any Priority Credit Agreement Collateral or Priority StarBuds Collateral (each, a “Purchase Event”), within thirty (30) days of the Purchase Event, one or more of the Convertible Notes Secured Parties may request, and the Credit Agreement Secured Parties and the StarBuds Secured Parties hereby offer the Convertible Notes Secured Parties, the option to purchase all, but not less than all, of the aggregate amount of Credit Agreement Obligations or StarBuds Obligations, as the case may be, outstanding at the time of purchase at par, plus any premium that would be applicable upon prepayment thereof and accrued and unpaid interest, fees, and expenses without warranty or representation or recourse. If such purchase right is timely exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If more than one of the Convertible Notes Secured Parties timely exercises such purchase right, it shall be allocated pro rata among such Convertible Notes Secured Parties based on the amount of their respective Convertible Notes Obligations.

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Section 5.04.             Rights as Unsecured Creditors. The Junior Representative and the Junior Secured Parties with respect to any such item of Shared Collateral may exercise rights and remedies as unsecured creditors against the Borrower and any other Grantor in accordance with the terms of the Debt Facility governing the applicable Junior Obligations and applicable law so long as such rights and remedies do not violate and are not otherwise inconsistent with any provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Junior Representative or any Junior Secured Party with respect to such item of Shared Collateral of the required payments of principal, premium, interest, fees and other amounts due under the Debt Facility with respect to such Junior Obligations so long as such receipt is not the direct or indirect result of the exercise by a Junior Representative or any Junior Secured Party of rights or remedies as a secured creditor in respect of such item of Shared Collateral in contravention of this Agreement. In the event any Junior Representative or any Junior Secured Party becomes a judgment lien creditor in respect of an item of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Obligations, such judgment lien shall be subordinated to the Liens securing the applicable Senior Obligations on the same basis as the other Liens securing such Junior Obligations are so subordinated to such Liens securing such Senior Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Representative or the Senior Secured Parties may have with respect to such item of Shared Collateral.

Section 5.05.             Gratuitous Bailee for Perfection.

(a)                The Senior Representative with respect to any item of Shared Collateral acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations with respect to such item of Shared Collateral that can be perfected by the possession or control of such item of Shared Collateral or of any account in which such item of Shared Collateral is held, and if such item of Shared Collateral or any such account is in fact in the possession or under the control of such Senior Representative, or of agents or bailees of such Senior Representative (such item of Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to such item of Shared Collateral, such Senior Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as subagent or gratuitous bailee for the relevant Junior Representative, in each case solely for the purpose of perfecting the Liens granted under the relevant Debt Facility governing the applicable Junior Obligations and subject to the terms and conditions of Section 2.01 and this Section 5.05.

(b)                In the event that the Senior Representative with respect to an item of Shared Collateral that is Intellectual Property (or its agents or bailees) has Lien filings against such Intellectual Property that are necessary for the perfection of Liens in such Shared Collateral, the Senior Representative agrees to hold such Liens as sub-agent and gratuitous bailee for the relevant Junior Representative and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the Debt Facility governing the applicable Junior Obligations, subject to the terms and conditions of Section 2.01 and this Section 5.05.

(c)                Except as otherwise specifically provided herein, until the Discharge of Senior Obligations with respect to an item of Shared Collateral has occurred, the Senior Representative with respect to such item of Shared Collateral shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Debt Facility governing the applicable Senior Obligations as if the Liens securing the relevant Junior Obligations did not exist. The rights of the Junior Representatives and the Junior Secured Parties with respect to the relevant Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

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(d)                No Senior Representative with respect to an item of Shared Collateral shall have any obligation whatsoever to the Junior Representative or any Junior Secured Party with respect to such item of Shared Collateral to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of each Senior Representative under this Section 5.05 shall be limited solely to holding or controlling the applicable Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Junior Representative for purposes of perfecting the Lien held by such Junior Representative.

(e)                No Senior Representative shall have by reason of this Agreement, or any other document, a fiduciary relationship in respect of any Junior Representative or any Junior Secured Party, and each Junior Representative, for itself and on behalf of each Junior Secured Party under its Debt Facility, hereby waives and releases each Senior Representative from all claims and liabilities arising pursuant to such Senior Representative’s role under this Section 5.05 as sub-agent and gratuitous bailee with respect to the Shared Collateral.

(f)                 Upon the Discharge of Senior Obligations with respect to any item of Intellectual Property that is Shared Collateral, each Senior Representative with respect to such item of Shared Collateral shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Junior Representative, to the extent that it is legally permitted to do so, such item of Shared Collateral, including all proceeds thereof remaining after the Discharge of such Senior Obligations, held or controlled by such Senior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such item of Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Junior Representative is entitled to approve any awards granted in such proceeding. The Borrower and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Senior Representative for loss or damage suffered by such Senior Representative as a result of such transfer, except for loss or damage suffered by such Senior Representative as a result of its own willful misconduct, gross negligence or bad faith. No Senior Representative has any obligation to follow instructions from the Junior Representative in contravention of this Agreement.

(g)                Neither the Senior Representative nor any of the other Senior Secured Parties with respect to any item of Shared Collateral shall be required to marshal any present or future collateral security for any obligations of the Borrower or any other Grantor to such Senior Representative or Senior Secured Party or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

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Section 5.06.             When Discharge of Senior Obligations Deemed to Not Have Occurred. If, at any time substantially concurrently with or after the Discharge of Senior Obligations with respect to any item of Shared Collateral has occurred, the Borrower or any other Grantor incurs any such Senior Obligations (other than in respect of the payment of indemnities surviving the Discharge of such Senior Obligations), then such Discharge of Senior Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Obligations) and the applicable agreement governing such Senior Obligations shall automatically be treated as a Debt Facility for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of such Shared Collateral set forth herein and the granting by the Senior Representative of amendments, waivers and consents hereunder and the agent, representative or trustee for the holders of such Senior Obligations shall be the Senior Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new Senior Representative), each Junior Representatives with respect to any item of Shared Collateral shall promptly (a) enter into such documents and agreements (at the expense of the Borrower), including amendments or supplements to this Agreement, as the Borrower or such new Senior Representative shall reasonably request in writing in order to provide the new Senior Representative the rights of a Senior Representative contemplated hereby, (b) deliver to the Senior Representative, to the extent that it is legally permitted to do so, such item of Shared Collateral, including all proceeds thereof, held or controlled by such Junior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to such item of Shared Collateral, (c) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (d) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Senior Representative is entitled to approve any awards granted in such proceeding.

Article VI

Insolvency or Liquidation Proceedings.

Section 6.01.             Sale Issues. Until the Discharge of Senior Obligations with respect to an item of Shared Collateral has occurred, each Junior Representative with respect to such item of Shared Collateral, for itself and on behalf of each Junior Secured Party under its Debt Facility, agrees that it will (as applicable) raise no objection to and will not otherwise contest (a) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations with respect to such item of Shared Collateral made by the Senior Representative or any other Senior Secured Party, (b) any lawful exercise by any Senior Secured Party of the right to credit bid Senior Obligations at any sale in foreclosure of Senior Collateral (including, without limitation, pursuant to Section 363(k) of the Bankruptcy Code or any similar provision under any other applicable Bankruptcy Law) or to exercise any rights under Section 1111(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to the such item of Shared Collateral, (c) any other request for judicial relief made in any court by any Senior Secured Party relating to the lawful enforcement of any Lien on such item of Shared Collateral or (d) any order relating to a sale or other disposition of the such item of Shared Collateral for which the Senior Representative has consented that provides, to the extent such sale or other disposition is to be free and clear of Liens, that the Liens securing the Senior Obligations and the Junior Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens on such item of Shared Collateral securing the Senior Obligations rank to the Liens on such item of Shared Collateral securing the Junior Obligations pursuant to this Agreement, provided that the Junior Secured Parties may assert any objection to the proposed bidding or related procedures to be utilized in connection with any sale or disposition that could be asserted by an unsecured creditor in any Insolvency or Liquidation Proceeding; without limiting the foregoing, each Junior Representative with respect to an item of Shared Collateral, for itself and on behalf of each Junior Secured Party under its Debt Facility, agrees that it may not raise any objections based on rights afforded by Sections 363(e) or Section 363(f) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. In addition, the Junior Secured Parties are not deemed to have waived any rights to credit bid on such item of Shared Collateral in any such sale or disposition in accordance with Section 363(k) of the Bankruptcy Code (or any similar provision with respect to an item of Shared Collateral under any other applicable Bankruptcy Law), so long as any such credit bid provides for the payment in full in cash of the Senior Obligations with respect to any item of Shared Collateral.

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Section 6.02.             Relief from the Automatic Stay. Until the Discharge of Senior Obligations with respect to an item of Shared Collateral has occurred, each Junior Representative with respect to such item of Shared Collateral, for itself and on behalf of each Junior Secured Party under its Debt Facility with respect to such item of Shared Collateral, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of such item of Shared Collateral, without the prior written consent of such Senior Representative.

Section 6.03.        DIP Financing. If the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any Senior Secured Party shall desire to provide financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law to be secured by Senior Collateral of such Senior Secured Party (“DIP Financing”), then each Junior Representative, for itself and on behalf of each Junior Secured Party under its Debt Facility with respect to such Shared Collateral, agrees that it will raise no objection to such DIP Financing to the extent the Liens securing such Senior Obligations are subordinated to or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in such Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing such Junior Obligations are so subordinated to Liens securing such Senior Obligations under this Agreement, (y) any adequate protection Liens provided to such Senior Secured Party, and (z) to any “carve-out” for professional and United States Trustee fees agreed to by the such Senior Secured Party, and such Junior Secured Parties, agree that notice received two Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such DIP Financing shall be adequate notice.

Section 6.04.             Preference Issues. If any Senior Secured Party with respect to an item of Shared Collateral is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay such item of Shared Collateral or proceeds thereof, to the estate of the Borrower or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds, enforcement of any right of setoff, recoupment or otherwise, then such Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Secured Parties shall still be entitled to a future Discharge of Senior Obligations with respect to such item of Shared Collateral with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Junior Representative, for itself and on behalf of each Junior Secured Party under its Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

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Section 6.05.             Separate Grants of Security and Separate Classifications. Each Junior Representative, for itself and on behalf of each Junior Secured Party under its Debt Facility, acknowledges and agrees that (a) the Junior Secured Parties’ claims against the Grantors in respect of their Liens on any item of Shared Collateral constitute junior claims separate and apart (and of a different class) from the senior claims of the Senior Secured Parties against the Grantors in respect of such item of Shared Collateral, and (b) because of, among other things, their differing rights in the Shared Collateral, the Junior Obligations are fundamentally different from the Senior Obligations and must be separately classified in any Plan of Reorganization proposed, confirmed, or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Senior Secured Parties and the Junior Secured Parties in respect of any item of Shared Collateral constitute only a single class of claims (rather than separate classes of senior and junior secured claims), then each Junior Representative, for itself and on behalf of each Junior Secured Party under its Debt Facility, hereby acknowledges and agrees that all distributions from such item of Shared Collateral shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of such item of such item of Shared Collateral (with the effect being that, to the extent that the aggregate value of such item of Shared Collateral is sufficient (for this purpose ignoring all claims held by the Junior Secured Parties)), the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees, and expenses (whether or not allowed or allowable in such Insolvency or Liquidation Proceeding) before any distribution is made from the Shared Collateral in respect of the Junior Obligations, with each Junior Representative, for itself and on behalf of each Junior Secured Party under its Debt Facility, hereby acknowledging and agreeing to turn over to the Senior Representative amounts otherwise received or receivable by them from such item of Shared Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Junior Secured Parties. This Section 6.05 is intended to govern the relationship between the classes of claims held by the Junior Secured Parties, on the one hand, and a collective class of claims comprised of the Senior Secured Parties (as opposed to separate classes of each such series of claims), on the other hand.

Section 6.06.             No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit the Senior Representative, or any other Senior Secured Party with respect to an item of Shared Collateral from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Junior Secured Party with respect to such item of Shared Collateral, including the seeking by any Junior Secured Party of adequate protection or the asserting by any Junior Secured Party of any of its rights and remedies under the its Debt Facility or otherwise.

Section 6.07.             Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

Section 6.08.             Other Matters. To the extent that any Junior Representative or any Junior Secured Party with respect to any item of Shared Collateral has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to such item of Shared Collateral, such Junior Representative, on behalf of itself and each Junior Secured Party under its Debt Facility, agrees not to assert any such rights without the prior written consent of the Senior Representative with respect to such item of Shared Collateral, provided that if requested by such Senior Representative, such Junior Representative shall timely exercise such rights in the manner requested by such Senior Representative, including any rights to payments in respect of such rights.

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Section 6.09.             506(c) Claims. Until the Discharge of Senior Obligations with respect to such item of Shared Collateral has occurred, each Junior Representative, on behalf of itself and each Junior Secured Party under its Debt Facility with respect to such item of Shared Collateral agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing such Senior Obligations for costs or expenses of preserving or disposing of such item of Shared Collateral.

Section 6.10.             Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a Plan of Reorganization on account of both the Senior Obligations and the Junior Obligations, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Junior Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations. Nothing herein shall prohibit any Junior Secured Party from receiving Permitted Junior Securities in any such Plan of Reorganization.

Article VII

Reliance; etc.

Section 7.01.             [reserved]

Section 7.02.             Obligations Unconditional. All rights, interests, agreements and obligations of each Representative and each Secured Party hereunder shall remain in full force and effect irrespective of:

(a)                any lack of validity or enforceability of any Debt Facility;

(b)                any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Obligations with respect to any item of Shared Collateral, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of Debt Facility;

(c)                any exchange of any security interest in any item of Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Junior Obligations with respect to such item of Shared Collateral or any guarantee thereof;

(d)                the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

(e)                any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Grantor in respect of the Senior Obligations or Junior Obligations with respect to any item of Shared Collateral.

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Article VIII

Miscellaneous

Section 8.01.             Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any Debt Facility or any other agreement contemplated by a Debt Facility, the provisions of this Agreement shall govern.

Section 8.02.             Continuing Nature of this Agreement; Severability. Subject to Section 6.04, this Agreement shall continue to be effective until the Discharge of Senior Obligations with respect to all items of Shared Collateral shall have occurred. This is a continuing agreement of Lien subordination, and the Senior Secured Parties with respect to any item of Shared Collateral may continue, at any time and without notice to the Junior Representatives or any Junior Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any other Grantor constituting such Senior Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8.03.             Amendments; Waivers.

(a)                No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)                Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except (i) pursuant to an agreement or agreements in writing entered into by each Representative and (ii) with the consent of the Borrower.

(c)                Notwithstanding the foregoing, without the consent of any Secured Party, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and upon such execution and delivery, such Representative and the Secured Parties and Senior Obligations and/or Junior Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

Section 8.04.             [reserved].

Section 8.05.             Subrogation. Each Junior Representative, on behalf of itself and each Junior Secured Party under its Debt Facility with respect to any item of Shared Collateral, hereby agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder with respect to such item of Shared Collateral until the Discharge of Senior Obligations with respect to such item of Shared Collateral has occurred.

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Section 8.06.             Application of Payments. Except as otherwise provided herein, all payments received by the Senior Secured Parties with respect to any item of Shared Collateral may be applied, reversed and reapplied, in whole or in part, to such part of such Senior Obligations as the Senior Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of their Debt Facilities. Except as otherwise provided herein, each Junior Representative, on behalf of itself and each Junior Secured Party under its Debt Facility, assents to any such extension or postponement of the time of payment of the Senior Obligations with respect to such item of Shared Collateral or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of such Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 8.07.             Additional Grantors. The Borrower agrees that, if any Subsidiary of the Borrower shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex II. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 8.08.             Dealings with Grantors. Upon any application or demand by the Borrower or any Grantor to the Senior Representative or the Junior Representative with respect to an item of Shared Collateral to take or permit any action under any of the provisions of this Agreement or under any Debt Facility (if such action is subject to the provisions hereof), the Borrower or such Grantor, as appropriate, shall furnish to the Junior Representative or the Senior Representative with respect to such item of Shared Collateral a certificate of an appropriate officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Debt Facility, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Debt Facility relating to such particular application or demand, no additional certificate or opinion need be furnished.

Section 8.09.             Additional Debt Facilities. To the extent, but only to the extent, permitted by the provisions of all of the then extant Debt Facilities, the Borrower may incur or issue and sell one or more series or classes of Additional Debt. Any such additional class or series of may be secured by a junior priority, subordinated Lien on any item of Shared Collateral or by a senior Lien on any item of Shared Collateral (but in no event will such Lien on any item of Shared Collateral be senior to, or have priority over (a) the Lien of the StarBuds Seller Secured Parties or StarBuds Collateral Agent in the Priority StarBuds Seller Collateral, (b) the Lien of the Credit Agreement Secured Parties or Credit Agreement Collateral Agent in the Priority Credit Agreement Collateral, or (c) the Lien of the Convertible Notes Secured Parties or the Convertible Notes Collateral Agent in the Priority Convertible Notes Collateral, in each case without the prior written consent of the affected party), if and subject to the condition that the Representative of any such Additional Debt becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv), as applicable, of the immediately succeeding paragraph. In order for an Additional Agent of Additional Debt to become a party to this Agreement:

(i)       such Additional Agent shall have executed and delivered a Joinder Agreement substantially in the form of Annex III pursuant to which it becomes a Representative hereunder;

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(ii)       the Borrower shall have delivered to each Senior Representative and Junior Representative with respect to the applicable items of Shared Collateral true and complete copies of the Debt Facility and all related documents and agreements relating to such Additional Debt, certified as being true and correct by a Responsible Officer of the Borrower;

(iii)       all filings, recordations and/or amendments or supplements necessary to confirm and perfect the Liens securing the relevant obligations relating to such Additional Debt shall have been made, executed and/or delivered, and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of each applicable Senior Representative); and

(iv)       the Borrower shall have delivered to each Senior Representative and the Junior Representative an Officer’s Certificate stating that such Additional Debt are permitted by each applicable Debt Facility to be incurred, or to the extent a consent is otherwise required to permit the incurrence of such Additional Debt, each Grantor has obtained the requisite consents.

Section 8.10.             Consent to Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties for which it is acting, irrevocably and unconditionally:

(a)                submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)                consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 8.11;

(d)                agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and

(e)                waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.10 any special, exemplary, punitive or consequential damages.

Section 8.11.             Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(i)       if to the Borrower or any Grantor, to

Medicine Man Technologies, Inc.

4880 Havana Street, Suite 201

Denver, CO 80239

Attention: Dan Pabon, General Counsel

Fax: (303) 371-0598

Email: Dan@schwazze.com

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With a copy to:

Brownstein Hyatt Farber Schreck, LLP

410 Seventeenth Street, Suite 2200

Denver, CO 80202

Attention: Adam Agron

Jeff Knetsch

Rikard Lundberg

Email: aagron@bhfs.com

jknetsch@bhfs.com

rlundberg@bhfs.com

(ii)       If to the Convertible Notes Collateral Agent, to it at,

Chicago Atlantic Admin, LLC

420 N Wabash Avenue, Suite 500

Chicago, IL 60611

Attention: Peter Sack

Email: psach@chicagoatlantic.com

(iii)       if to the Credit Agreement Collateral Agent, to it at:

GGG Partners LLC

3155 Roswell Road NE, Suite 230
Atlanta, GA 30328

Attention: Richard Gaudet
Email: rgaudet@gggmgt.com

(iv)       if to any StarBuds Seller Secured Party or the StarBuds Collateral Agent, to it at,

Naser Joudeh

7030 E. 46th Avenue Drive, Unit F

Denver, CO 80216

Email: tj@starbuds.us

(v)       if to any other Representative, to it at the address specified by it on its signature page hereto or in the Joinder Agreement delivered by it pursuant to Section 8.09.

Any party hereto may change its address or email address for notices and other communications hereunder by notice to the other parties hereto. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of an electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. As agreed to in writing among the Representatives from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

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Section 8.12.             Further Assurances. Each Representative, on behalf of itself and each Secured Party under its Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

Section 8.13.           GOVERNING LAW; WAIVER OF JURY TRIAL.

(a)              THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW.

(b)              EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 8.14.             Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.

Section 8.15.             Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 8.16.             Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 8.17.             Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Convertible Notes Collateral Agent represents and warrants that this Agreement is binding upon the Convertible Notes Secured Parties. The Credit Agreement Collateral Agent represents and warrants that this Agreement is binding upon the Credit Agreement Secured Parties.

Section 8.18.             Provisions Solely to Define Relative Rights. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Representatives and the Junior Secured Parties, and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Secured Obligations as and when the same shall become due and payable in accordance with their terms.

Section 8.19.             Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.

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Section 8.20.             [reserved].

Section 8.21.             Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent expressly contemplated herein), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of any Debt Facility, or permit the Borrower or any other Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, any Debt Facility or (b) obligate the Borrower or any other Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, any Debt Facility.

Section 8.22.             Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 8.23.             Integration. This Agreement together with each Debt Facility and each agreement contemplated by each Debt Facility represents the entire agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, any Representative or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or therein.

Article IX

StarBuds Seller Secured Party Provisions; Consent By Credit Agreement Collateral Agent

Section 9.01.        Consent to Security Interest Granted to Convertibles Notes Collateral Agent and Credit Agreement Collateral Agent.

(a)                Each StarBuds Seller Secured Party hereby consents to the grant of a security interest by the Company and SBUD (i) in the Convertible Notes Collateral to the Convertibles Notes Collateral Agent pursuant to the Convertible Notes Documents, and (ii) to the extent applicable, in the Credit Agreement Collateral to the Credit Agreement Collateral Agent pursuant to the Credit Agreement Documents, in each case which security interests are subject to the provisions and priorities set forth in this Agreement.

(b)                The consent set forth in clause (a) above (i) is limited to the express terms thereof, and nothing therein shall be deemed a consent by any StarBuds Seller Secured Party with respect to any other term, condition, representation, or covenant under the StarBuds Seller Collateral Documents or any other document between any StarBuds Seller Secured Party, on the one hand, and the Company or SBUD, on the other hand, (ii) shall not be deemed to be a course of action upon which the Company or SBUD may rely in the future, and the Company and SBUD hereby waive any claim to such effect, and (iii) shall not be deemed to be a waiver of any default under any StarBuds Seller Collateral Document or any other document between any StarBuds Seller Secured Party, on the one hand, and the Company or SBUD, on the other hand.

Section 9.02.        Pari Passu Security Interest for Each StarBuds Seller Secured Party. Each StarBuds Seller Secured Party acknowledges and agrees that its security interest in the StarBuds Seller Collateral pursuant to its applicable StarBuds Seller Collateral Document is subject to and pari passu with the security interest of each other StarBuds Seller Secured Party in the StarBuds Seller Collateral pursuant to its applicable StarBuds Seller Collateral Document.

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Section 9.03.        Appointment of Collateral Agent for StarBuds Seller Secured Parties.

(a)                Each StarBuds Seller Secured Party hereby appoints Naser Joudeh (“StarBuds Collateral Agent”) as collateral agent for each StarBuds Seller Secured Party with respect to the security interest in the StarBuds Seller Collateral, with power and authority to take, in the StarBuds Collateral Agent’s discretion, and in the exercise of the StarBuds Collateral Agent’s reasonable business judgment, at all times during the continuance of a default or breach of any StarBuds Seller Obligation or under any StarBuds Seller Collateral Documents, all actions granted under any StarBuds Seller Collateral Documents (or any Asset Purchase Agreement relating thereto) or under applicable law relating to the StarBuds Seller Collateral, including but not limited to collect, sell, liquidate or otherwise take action with regard to the StarBuds Seller Collateral as permitted under the uniform commercial code or other applicable law.

(b)                Upon becoming aware of a default or breach of any StarBuds Seller Obligation or under any StarBuds Seller Collateral Documents, the StarBuds Collateral Agent shall (i) inform the StarBuds Seller Secured Parties of such breach or default, and (ii) take direction from the StarBuds Seller Secured Parties if (A) a majority of the StarBuds Seller Secured Parties (based on simple majority with each StarBuds Seller Secured Party getting one vote) agree on a direction, and (B) the StarBuds Collateral Agent, in its reasonable belief and business judgment, determines such direction to be lawful and feasible.

(c)                The StarBuds Collateral Agent may retain such attorneys, accountants, appraisers, auctioneers or other professionals as the StarBuds Collateral Agent deems necessary, appropriate or helpful in fulfilling its duties hereunder, and the costs and fees of such professionals shall be split evenly among the StarBuds Seller Secured Parties.

(d)                Upon liquidation of any StarBuds Seller Collateral, StarBuds Collateral Agent shall be entitled first to satisfy any of its invoices, costs and expenses (or those of its agents and attorneys) that are unpaid relating to such liquidation. StarBuds Collateral Agent shall then distribute the remaining proceeds to the StarBuds Seller Secured Parties, on a pro rata basis, based upon the percentage of the principal amount owed to each Star Buds Seller Secured Party compared to the total principal amount owed to all Star Buds Seller Secured Parties. Star Buds Collateral Agent may make interim distributions if not all of the Star Buds Seller Collateral is liquidated simultaneously.

(e)                Star Buds Collateral Agent shall perform its duties and exercise its rights in its reasonable discretion and business judgment. In no event shall Star Buds Collateral Agent be liable to any of the Star Buds Seller Secured Parties for any punitive, exemplary, indirect or consequential damages in connection with its duties and rights herein. Star Buds Collateral Agent’s duties and obligations to the Star Buds Seller Secured Parties shall be limited to Star Buds Collateral Agent’s duties and obligations described herein.

Section 9.04.        Consent by Credit Agreement Collateral Agent to Security Interest Granted to Convertibles Notes Collateral Agent.

(a)                Notwithstanding the provisions of Sections 7.01 and 7.02 of the Credit Agreement and Sections 4.04 and 4.06 of the Credit Agreement Security Agreement, the Credit Agreement Collateral Agent hereby consents to (i) the incurrence of the Convertible Notes Obligations by the Company and any guarantee thereof by any of the Credit Agreement Companies pursuant, in each case, to the Convertible Notes Documents, and (ii) the grant of a security interest by the Company and each of the Credit Agreement Companies in the Convertible Notes Collateral to the Convertibles Notes Collateral Agent pursuant to the Convertible Notes Documents, in each case which security interests are subject to the provisions and priorities set forth in this Agreement.

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(b)                The consents set forth in clause (a) above (i) are limited to the express terms thereof, and nothing therein shall be deemed a consent by the Credit Agreement Collateral Agent or any Credit Agreement Secured Party with respect to any other term, condition, representation, or covenant under the Credit Agreement Documents or any other document between by the Credit Agreement Collateral Agent or any Credit Agreement Secured Party, on the one hand, and the Company or a Credit Agreement Company, on the other hand, (ii) shall not be deemed to be a course of action upon which the Company or a Credit Agreement Company may rely in the future, and the Company and the Credit Agreement Companies hereby waive any claim to such effect, and (iii) shall not be deemed to be a waiver of any default under any Credit Agreement Document or any other document between the Credit Agreement Collateral Agent or any Credit Agreement Secured Party, on the one hand, and the Company or a Credit Agreement Company, on the other hand.

(c)                Schedule 7.01(d) of the Credit Agreement is hereby amended to include the Convertible Notes Obligations incurred by the Company and any guarantee thereof by any of the Credit Agreement Companies pursuant, in each case, to the Convertible Notes Documents, in each case, as permitted pursuant to the consent set forth in clause (a)(i) above.

(d)                Schedule 7.02(i) of the Credit Agreement is hereby amended to include the liens granted by the Credit Agreement Companies that are permitted pursuant to the consent set forth in clause (a)(ii) above.

35

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CHICAGO ATLANTIC ADMIN, LLC
as Convertible Notes Collateral Agent

By: /s/ Peter Sack
Name: Peter Sack
Title: Managing Director

[Signature Page to Intercreditor Agreement]

36

GPP PARTNERS LLC
as Credit Agreement Collateral Agent

By: /s/ Richard Gaudet
Name: Richard Gaudet
Title: Partner

[Signature Page to Intercreditor Agreement]

37

COLORADO HEALTH CONSULTANTS LLC, as
a StarBuds Seller Secured Party

By: /s/ Brian Ruden
Name: Brian Ruden
Title: Manager

STARBUDS AURORA LLC,
as a StarBuds Seller Secured Party

By: /s/ Brian Ruden
Name: Brian Ruden
Title: Manager

SB ARAPAHOE LLC,
as a StarBuds Seller Secured Party

By: /s/ Brian Ruden
Name: Brian Ruden
Title: Manager

STARBUDS Commerce CITY LLC,
as a StarBuds Seller Secured Party

By: /s/ Brian Ruden
Name: Brian Ruden
Title: Manager

STARBUDS PUEBLO LLC,
as a StarBuds Seller Secured Party

By: /s/ Brian Ruden
Name: Brian Ruden
Title: Manager

[Signature Page to Intercreditor Agreement]

38

STARBUDS ALAMEDA LLC,
as a StarBuds Seller Secured Party

By: /s/ Brian Ruden
Name: Brian Ruden
Title: Manager

CITI-MED, LLC,
as a StarBuds Seller Secured Party

By: /s/ Ghada Joudeh
Name: Ghada Joudeh
Title: Manager

STARBUDS LOUISVILLE LLC,
as a StarBuds Seller Secured Party

By: /s/ Brian Ruden
Name: Brian Ruden
Title: Manager

KEW LLC,
as a StarBuds Seller Secured Party

By: /s/ Brian Ruden
Name: Brian Ruden
Title: Manager

LUCKY TICKET LLC,
as a StarBuds Seller Secured Party

By: /s/ Brian Ruden
Name: Brian Ruden
Title: Manager

[Signature Page to Intercreditor Agreement]

39

STARBUDS NIWOT LLC,
as a StarBuds Seller Secured Party

By: /s/ Brian Ruden
Name: Brian Ruden
Title: Manager

LM MJC LLC,
as a StarBuds Seller Secured Party

By: /s/ Ernest Cramer
Name: Ernest Cramer
Title: Manager

MOUNTAIN VIEW 44TH LLC,
as a StarBuds Seller Secured Party

By: /s/ Naser Joudeh
Name: Naser Joudeh
Title: Manager

NASER JOUDEH,
as Collateral Agent for the StarBuds Seller Secured Parties

/s/ Naser Joudeh

[Signature Page to Intercreditor Agreement]

40

MEDICINE MAN TECHNOLOGIES, INC.
as Borrower and Grantor

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

DOUBLE BROW, LLC,
as Grantor
By: Schwazze Colorado LLC, its Sole Member
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MISSION HOLDING, LLC,
as Grantor
By: Schwazze Colorado LLC, its Sole Member
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCG HOLDING, LLC,
as Grantor
By: Medicine Man Technologies, Inc., its
Sole Member

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

[Signature Page to Intercreditor Agreement]

41

SCHWAZZE COLORADO LLC,
as Grantor
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCHWAZZE BIOSCIENCES, LLC,
as Grantor
By: Schwazze Colorado LLC, its Sole Member
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SBUD LLC,
as Grantor
By: Schwazze Colorado LLC, its Manager
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MEDICINE MAN CONSULTING, INC.,
as Grantor

By: /s/ Justin Dye
Name: Justin Dye
Title: Director

[Signature Page to Intercreditor Agreement]

42

TWO J’S LLC,
as Grantor
By: Medicine Man Technologies, Inc., its
Sole Member

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MESA ORGANICS LTD.,
as Grantor
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MESA ORGANICS II LTD,
as Grantor
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MESA ORGANICS III LTD,
as Grantor
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

[Signature Page to Intercreditor Agreement]

43

MESA ORGANICS IV LTD,
as Grantor
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

PBS HOLDCO LLC,
as Grantor
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCHWAZZE IP HOLDCO LLC,
as Grantor
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MIH MANAGER LLC,
as Grantor
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

[Signature Page to Intercreditor Agreement]

44

EMERALD FIELDS MERGER SUB, LLC,
as Grantor
By: Schwazze Colorado LLC, its Sole Member
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

NUEVO HOLDING, LLC,
as Grantor
By: Schwazze Colorado LLC, its Manager
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

NUEVO ELEMENTAL HOLDING, LLC,
as Grantor
By: Schwazze Colorado LLC, its Manager
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCHWAZZE NEW MEXICO, LLC,
as Grantor
By: Medicine Man Technologies, Inc., its
Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

[Signature Page to Intercreditor Agreement]

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ANNEX I

GRANTORS

Legal Name of Company	Jurisdiction of Formation	Organizational Number
Medicine Man Technologies, Inc.	Nevada	[Redacted]
Double Brow, LLC	Colorado	[Redacted]
Mission Holding, LLC	Colorado	[Redacted]
SCG Holding, LLC	Colorado	[Redacted]
Schwazze Colorado LLC	Colorado	[Redacted]
Schwazze Biosciences, LLC	Colorado	[Redacted]
SBUD LLC	Colorado	[Redacted]
Medicine Man Consulting, Inc.	Colorado	[Redacted]
Two J’s LLC	Colorado	[Redacted]
Mesa Organics Ltd	Colorado	[Redacted]
Mesa Organics II Ltd	Colorado	[Redacted]
Mesa Organics III Ltd	Colorado	[Redacted]
Mesa Organics IV Ltd	Colorado	[Redacted]
Schwazze IP Holdco LLC	Colorado	[Redacted]
MIH Manager LLC	Colorado	[Redacted]
PBS Holdco LLC	Colorado	[Redacted]
Emerald Fields Merger Sub, LLC	Colorado	[Redacted]
Schwazze New Mexico, Llc	New Mexico	[●]
Nuevo Holding, Llc	New Mexico	[●]
Nuevo Elemental Holding, Llc	New Mexico	[●]

Annex I-1

ANNEX II

SUPPLEMENT NO. [__], dated as of [__],to the INTERCREDITOR AGREEMENT, dated as of [•], 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among MEDICINE MAN TECHNOLOGIES, INC. (the “Company” or the “Borrower”), the other Granters .party thereto, and the Secured Parties party thereto.

A.       Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement. Section 1.02 contained in the Intercreditor Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

B.       The Granters have entered into the Intercreditor Agreement. Section 8.07 of the Intercreditor Agreement provides that subsidiaries of Borrower may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement.

Accordingly, the New Granter agrees as follows:

SECTION 1. In accordance with Section 8.07 of the Intercreditor Agreement, the New Granter by its signature below becomes a Granter under the Intercreditor Agreement with the same force and effect as if originally named therein as a Granter, and the New Granter hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Granter thereunder. Each reference to a “Granter” in the Intercreditor Agreement shall be deemed to include the New Granter. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Granter represents and warrants to the Secured Parties on the date hereof that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when each Senior Representative shall have received a counterpart of this Supplement that bears the signature of the New Granter. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Annex II-1

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as specified in the Intercreditor Agreement.

SECTION 8. The Borrower agrees to reimburse the each Senior Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the each Senior Representative to the extent reimbursable under the Debt Facilities.

IN WITNESS WHEREOF, the New Grantor, and the Designated Senior Representative have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY GRANTOR]

By: _______________________
Name:
Title:

Annex II-2

ANNEX III

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [__], dated as of [__], to the INTERCREDITOR AGREEMENT, dated as of [•], 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among MEDICINE MAN TECHNOLOGIES, INC. (the “Company” or the “Borrower”), the other Grantors party thereto, and the Secured Parties from time to time a party thereto.

A.       Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement. Section 1.02 contained in the Intercreditor Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

B.       Section 8.09 of the Intercreditor Agreement provides that such an Additional Agent may become a Representative under, and its related Additional Secured Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the such Additional Agent of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Intercreditor Agreement. The undersigned Additional Agent (the “New Representative”) is executing this Supplement in accordance with the requirements of the Intercreditor Agreement and Debt Facilities.

Accordingly, the New Representative agrees as follows:

SECTION 1. In accordance with Section 8.09 of the Intercreditor Agreement, Additional Agent by its signature below becomes a Representative under, and its related Additional Secured Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Additional Secured Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Representative and to the Additional Secured Parties that it represents as Additional Secured Parties. Each reference to a “Representative “ in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to each Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee under [describe new facility]], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Debt Facility relating to such Additional Secured Parties provide that, upon the New Representative’s entry into this Agreement, the Additional Secured Parties in respect of such Debt Facility will be subject to and bound by the provisions of the Intercreditor Agreement as Additional Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when each Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

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SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrower agrees to reimburse each Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for each Senior Representative to the extent reimbursable under the its Debt Facility.

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IN WITNESS WHEREOF, the New Representative has duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ]

By: ___________________________
Name:
Title:
Address for notices:

Attention of: ______________
Telecopy: _________________

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Acknowledged by:

MEDICINE MAN TECHNOLOGIES, INC.

By: ____________________________________

Name:

Title:

THE GRANTORS
LISTED ON SCHEDULE I HERETO

By: ____________________________________

Name:

Title:

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Schedule I to the
Representative Supplement to the
Intercreditor Agreement

Grantors

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